Exhibit 10.15

VTB HOLDINGS, INC.

STOCK OPTION AWARD AGREEMENT

This Stock Option Award Agreement (this “Agreement”), dated as of September 4, 2012 evidencing the Option (as defined below), is made by and between VTB Holdings, Inc., a Delaware corporation (the “Company”), and Juergen Stark (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the VTB Holdings, Inc. 2011 Equity Incentive Plan (the “Plan”), a copy of which is attached hereto as Exhibit A, pursuant to which options may be granted to the Optionee to purchase shares of the Company’s Common Stock; and

WHEREAS, the committee of the Board of Directors of the Company responsible for administering the Plan (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee a Stock Option to purchase the number of shares of the Company’s Common Stock set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, and in reliance on the representations and warranties contained herein, the parties hereby agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee an option (the “Option”) to purchase 6,730,448 shares of Common Stock (such shares of Common Stock, the “Common Shares”) with a grant date (the “Grant Date”) of September 4, 2012 on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan (this “Award”). The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein (including without limitation, the preceding sentence), the Award and this Agreement shall be subject to and construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, consistent with their terms, and its decision shall be binding and conclusive upon the Optionee and his or her legal representative in respect of any questions arising under the Plan or this Agreement. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Plan (except where the Plan is expressly superseded by this Agreement), the terms of the Plan shall govern and control.

3. Purchase Price. The Option price of the Common Shares covered by the Option shall be $2.01 per share.

4. Vesting. The Option shall be eligible to vest based on the Optionee’s continued employment with the Company. Provided the Optionee does not incur a Termination of Service prior to the applicable vesting date, the Option shall vest with respect to 25% of the Common Shares subject thereto on the first anniversary of the Grant Date and ratably each month thereafter (i.e., 2.0833% per month) as of the first day of each month until the fourth anniversary of the Grant Date; provided, that, immediately prior to the consummation of an Approved Sale, 50% of the then-unvested portion of the Option shall vest; provided, further, that the other 50% of the then-unvested portion of the Option (the “Unvested CIC Options”) shall also vest immediately prior to the consummation of an Approved Sale unless the successor company or its direct or indirect parent agrees to assume the Unvested CIC Options or replace them with options that maintain the existing aggregate option spread of the Unvested CIC Options, provide for vesting that is not less favorable to Optionee than the Unvested CIC Options and are otherwise substantially similar to the Unvested CIC Options in connection with the Approved Sale.

5. Option Term and Expiration. Once a portion of the Option becomes vested, subject to the terms of the Plan, it will remain exercisable until it is exercised or until it expires. The Option shall expire at the end of the period commencing on the Grant Date and ending at 11:59 p.m. on the day preceding the tenth anniversary of the Grant Date (the “Expiration Date”). The Option shall not be exercisable after the Expiration Date.

6. Method of Exercising Option.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by written notice to:

Attention: Director of Human Resources

Voyetra Turtle Beach, Inc.

100 Summit Lake Blvd, Suite 100

Valhalla, New York 10595

Such notice (substantially in the form attached hereto as Exhibit B) shall:

(i) state the election to exercise the Option and the number of Common Shares with respect to which it is being exercised;

(ii) be signed by the person or persons exercising the Option;

(iii) be accompanied by an Investment Representation Statement (substantially in the form attached hereto as Exhibit C);

(iv) be accompanied by a joinder (substantially in the form attached hereto as Exhibit D) to the Company’s Stockholders Agreement, dated January 7, 2011 (the “Stockholders Agreement”); and

(v) be accompanied by payment of the full Option Price of such Common Shares.

(b) The Option Price shall be paid to the Company in cash or its equivalent.

(c) Upon receipt of notice of exercise and payment by the Optionee, the Company shall record the Common Shares (and fractions thereof) with respect to which the Option is so exercised.

(d) Such Common Shares shall be recorded in the Company’s books and records in the name of the person or persons so exercising the Option. In the event the Option is exercised by any person or persons after the death or disability of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Common Shares that are purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

7. Common Shares to be Purchased for Investment. Unless waived by the Company in writing, it shall be a condition to any exercise of the Option that the Common Shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent substantially in the form attached hereto as Exhibit C, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the Common Shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act or of any federal or state laws or regulations.

8. Transferability of Option. The Option is not assignable or transferable, in whole or in part, by the Optionee other than as set forth in the Plan.

9. Rights as an Interest Holder; Restrictions; Repurchase.

(a) The Optionee shall not be deemed for any purpose to be the owner of any Common Shares subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms; (ii) the Company shall have issued and delivered to the Optionee such Common Shares; and (iii) the Optionee’s name shall have been entered as a stockholder of record with respect to such Common Shares on the books of the Company.

(b) Upon exercise of the Options, the Optionee hereby agrees to be bound by all of the terms of the Stockholders Agreement, including, without limitation the right of first refusal, drag-along rights, tag-along rights and other transfer restrictions contained therein.

(c) Optionee further acknowledges that upon exercise of his Option, he is a Stockholder, within the meaning of the Stockholders Agreement, and shall be required to execute a counterpart signature page joining the Stockholders Agreement prior to receiving any Common Shares, such joinder is attached hereto as Exhibit D. The provisions of the Stockholders Agreement shall be in addition to any provisions contained in the Plan and this Agreement. The Optionee hereby acknowledges and consents to be bound by any amendments to the Stockholders Agreement generally applicable to holders of common stock of the Company.

(d) If Optionee experiences a Termination of Service, for any reason other than for Cause, Optionee shall be entitled to exercise any vested Options for 60 days after such termination. In the event of Optionee’s death, Optionee’s Permitted Transferee shall be entitled to exercise Optionee’s vested Options for 180 days after Optionee’s death. Notwithstanding the foregoing, in no event shall the Options be exercisable on or after the tenth anniversary of the Grant Date.

(e) This Option and any Common Shares acquired pursuant hereto are subject to the Company’s right of repurchase as provided in Article VIII of the Plan; provided, that, any payment of Repurchase Price (as defined in the Plan) made on or after the 548th day following the Grant Date (the “Maturity Date”) shall be made in cash, notwithstanding the last three sentences of Section 8.4 of the Plan; provided, further, that if the Company issues a promissory note to the Optionee pursuant to Section 8.4 of the Plan prior to the Maturity Date, such promissory note shall be due and payable on earliest to occur of the Maturity Date, an Approved Sale and the consummation of an underwritten public offering of Common Shares pursuant to an effective registration statement under the Securities Act.

10. Restrictive Covenants. Optionee hereby agrees that Optionee is subject to the covenants set forth in the Proprietary Information and Employment Agreement entered into between Optionee and the Company, dated August 13, 2012.

11. Governing Law. To the extent that federal laws do not otherwise control, the Plan and this Agreement and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws of the State of New York, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law that would require the application of any other state law.

12. Withholding of Taxes. The Common Shares awarded upon exercise of the Option shall be subject to applicable federal, state, and local tax withholding requirement.

13. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

14. No Rights to Continue Service. Nothing contained in this Agreement shall be construed as giving the Optionee any right to be retained, in any position, as an employee, consultant or director of the Company or its affiliates nor shall it interfere with or restrict in any way the right of the Company or its affiliates, which right is hereby expressly reserved, to remove, terminate or discharge the Optionee at any time for any reason whatsoever.

15. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

16. Amendment of Award. The Committee may amend the terms of this Agreement; provided, that, the Committee may not effect any amendment which would otherwise constitute an impairment of the Optionee’s rights under this Award unless the Company requests the Optionee’s consent and the Optionee consents in writing.

17. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

18. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

19. Entire Agreement. This Agreement and the Plan (including all exhibits hereto and thereto) sets forth the entire understanding of the parties hereto and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

VTB HOLDINGS, INC.

/s/ Bruce Murphy	By:	/s/ Ron Doornink
Witness	Name:	Ron Doornink
	Title:	Exec. Chairman

JUERGEN STARK

/s/ Sara Weiss	/s/ Juergen Stark
Witness Sara Weiss	Optionee’s Signature
Juergen Stark

[Signature Page to Stock Option Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

VTB HOLDINGS, INC.

/s/ Bruce Murphy	By:	/s/ Ronald Doornink
Witness	Name:	Ronald Doornink
	Title:	Executive Chairman

JUERGEN STARK

Witness	Optionee’s Signature

[Signature Page to Stock Option Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

VTB HOLDINGS, INC.

By:
Witness	Name:
Title:

JUERGEN STARK

/s/ Bruce Murphy	/s/ Juergen Stark
Witness	Optionee’s Signature

[Signature Page to Stock Option Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

VTB HOLDINGS, INC.

By:
Witness	Name:
Title:

JUERGEN STARK

Witness	Optionee’s Signature

[Signature Page to Stock Option Award Agreement]

EXHIBIT A

VTB HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

COPY OF 2011 EQUITY INCENTIVE PLAN

EXHIBIT B

VTB HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE OF OPTION

I hereby exercise the nonqualified option granted to me pursuant to that certain VTB Holdings, Inc. Stock Option Agreement (“Stock Option Agreement”) dated as of October     , 2012, by VTB Holdings, Inc. (the “Company”), with respect to the following number of Common Shares covered by such option:

Number of Common Shares to be purchased

Purchase price per Common Share	$

Total purchase price	$

Enclosed is cash or my certified check, bank draft, or postal or express money order in the amount of $ in full/partial (circle one) payment for the Common Shares being purchased; and/or

Please reduce the number of Common Shares to be issued with a total Fair Market Value, determined in accordance with the VTB Holdings, Inc. 2011 Equity Incentive Plan, of $ in full/partial (circle one) payment for the Common Shares being purchased.

Unless the Company has waived the condition in Section 7 (“Common Shares to be Purchased for Investment”) of the Stock Option Agreement related to the Common Shares purchased hereby, the undersigned hereby certifies that the Common Shares purchased hereby are being acquired for investment and not with a view to or for sale in connection with any distribution of such Common Shares.

DATED: ,
Optionee’s Signature

EXHIBIT C

VTB HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

Optionee:

Common Shares:	Common Shares of VTB Holdings, Inc. (the “Company”)

Amount Paid:

Date:

In connection with the purchase of the above-listed Common Shares, the undersigned Optionee represents to the Company the following:

Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Shares. Optionee is acquiring these Common Shares for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Optionee understands that the Common Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Common Shares. Optionee understands that no certificate evidencing the Common Shares will be issued and that Common Shares are nontransferable except as provided in the Stockholders Agreement.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Common Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (b) the availability of certain public information about the Company; (c) the amount of Common Snares being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (d) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Common Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Common Shares were sold by the Company or the date the Common Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Common Shares by an affiliate, or by a non-affiliate who subsequently holds the Common Shares less than two years, the satisfaction of the conditions set forth in sections (a), (b), (c) and (d) of the paragraph immediately above.

Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Date:	Signature of Optionee:

EXHIBIT D

VTB HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

JOINDER TO STOCKHOLDERS AGREEMENT

THIS JOINDER to the Stockholders Agreement, dated as of January 7, 2011, by and among the signatories thereto (as amended from time to time, the “Agreement”), is made and entered into as of             ,              by and between the VTB, Holdings, Inc. (the “Company”) and [                    ] (the “Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, the Holder has acquired certain Common Shares and the Company requires the Holder, as a holder of Common Shares, to become bound by and/or a party to the Agreement, and the Holder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this joinder hereby agree as follows:

1. Agreement to be Bound. The Holder hereby agrees that upon execution of this Joinder, it shall become bound by and/or a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Stockholder for the purposes of being bound thereby. In addition, Holder hereby agrees that each class of Common Shares held by Holder shall be deemed Common Shares for the purposes of being bound thereby and shall be subject to all limitations and requirements provided in the Agreement.

2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder (only as provided in the Agreement) and any subsequent holders of Common Shares and the respective successors and assigns of each of them, so long as they hold any Common Shares.

3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4. Notices. For purposes of Section 9.9 of the Agreement, all notice, demand, consent, election, offer, approval, request or other communication to the Holder shall be directed to:

Mr. Juergen Stark

8324 Santaluz Pointe

San Diego, California 92127

5. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this joinder shall be governed by the internal law, not the law of conflicts, of the State of New York.

6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

IN WITNESS WHEREOF, the undersigned have executed this Joinder as of the date first above written.

[ ]

By:
Name:
Title:

Acknowledged and Agreed:

VTB HOLDINGS, INC.

By:
Name:
Title: